UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     June 20, 2006
                                                --------------------------------

       J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-CIBC15
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                         (Exact name of issuing entity)

             J.P. Morgan Chase Commercial Mortgage Securities Corp.
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            (Exact name of the depositor as specified in its charter)

                     JPMorgan Chase Bank, N.A. and CIBC Inc.
                  --------------------------------------------
             (Exact name of sponsors as specified in their charters)


    New York                          333-130786-01               13-3789046
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(State or other jurisdiction      (Commission File Number       (IRS Employer
Identification of incorporation     of issuing entity)         No. of depositor)
of depositor)

                  270 Park Avenue
                  New York, New York                              10017
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(Address of principal executive                              (Zip Code of
offices of depositor)                                         depositor)

Depositor's telephone number, including area code      (212) 834-9280
                                                 -------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On June 20, 2006, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Depositor") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of June 20, 2006 (the "Pooling and Servicing Agreement"), by and among the Depositor, Wells Fargo Bank, National Association, as master servicer, J.E. Robert Company, Inc., as special servicer, and LaSalle Bank National Association, as trustee and as paying agent, of J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-CIBC15, Commercial Mortgage Pass-Through Certificates, Series 2006-CIBC15 (the "Certificates"). The Class A-1, Class A-3, Class A-4, Class A-SB, Class A-1A, Class A-M, Class A-J, Class X-1, Class X-2, Class B, Class C and Class D Certificates, having an aggregate initial principal amount of $1,943,542,000.00, were sold to J.P. Morgan Securities Inc., CIBC World Markets Corp. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of June 12, 2006, by and among the Company and the Underwriters. In connection with the issuance and sale to the Underwriters of the Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Certificates, which legal opinion is attached to an exhibit to this report.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

Exhibit 5 Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated as of June 20, 2006.

Exhibit 8 Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated as of June 20, 2006 (included as part of Exhibit 5).

Exhibit 23  Consent of Cadwalader, Wickersham & Taft LLP (included as part of
            Exhibit 5).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 20, 2006                       J.P. MORGAN CHASE COMMERCIAL
                                          MORTGAGE SECURITIES CORP.

                                          By: /s/ Charles Y. Lee
                                             ----------------------------------
                                              Name: Charles Y. Lee
                                              Title:   Vice President

                                INDEX TO EXHIBITS

Item  601(a)  of                                               Paper (P) or
Regulation S-K                                                  Electronic
Exhibit No.             Description                                 (E)
-----------             -----------                                 ---

5                       Legality Opinion of Cadwalader,             (E)
                        Wickersham & Taft LLP, dated as of June 20,
                        2006.

8                       Tax Opinion of Cadwalader, Wickersham       (E)
                        & Taft LLP, dated as of June 20, 2006
                        (included as part of Exhibit 5).

23                      Consent of Cadwalader, Wickersham &         (E)
                        Taft LLP (included as part of Exhibit 5).